SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 4, 2004

AmeriCredit Automobile Receivables Trust 2004-A-F
(Exact name of registrant as specified in its charter)

United States	333-105878-03	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102
	Attention: Chris A. Choate, Esq.	(Zip Code)
	801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $750,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2004-A-F (the “Trust”) issued $222,000,000 Class A-1 1.08% Asset Backed Notes, $203,000,000 Class A-2 1.49% Asset Backed Notes, $160,000,000 Class A-3 2.18% Asset Backed Notes and $165,000,000 Class A-4 2.87% Asset Backed Notes (collectively, the “Notes”) on February 11, 2004 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of February 4, 2004, between the Trust and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated January 28, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5.     Other Events

In connection with the issuance of the Notes, the Trust is filing herewith the consent of PricewaterhouseCoopers LLP (“PWC”) to the use of their name and the incorporation by reference of their report in the Prospectus Supplement relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1.

The consolidated financial statements of Financial Security Assurance Inc. and its Subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of September 30, 2003, included in the Quarterly Report on Form 10-Q for the period ended September 30, 2003 are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of July 10, 2003 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

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All financial statements of Financial Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the Prospectus Supplement and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into the Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

1.1     Underwriting Agreement, dated as of January 28, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller (the “Seller"), and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1     Indenture, dated as of February 4, 2004, between AmeriCredit Automobile Receivables Trust 2004-A-F (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2     Amended and Restated Trust Agreement, dated as of February 4, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3     Sale and Servicing Agreement, dated as of February 4, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer.

4.4     Financial Guaranty Insurance Policy, dated as of February 11, 2004 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1     Purchase Agreement, dated as of February 4, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Trust, as Purchaser.

10.2     Indemnification Agreement, dated as of February 4, 2004, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

23.1     Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

99.1     Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-A-F

By: AmeriCredit Financial Services, Inc., as Sponsor

By:	/s/ Chris A. Choate

Name:	Chris A. Choate
Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: February 23, 2004

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 28, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller (the “Seller”), and J.P. Morgan Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of February 4, 2004, between AmeriCredit Automobile Receivables Trust 2004-A-F (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of February 4, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of February 4, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer.

4.4	Financial Guaranty Insurance Policy, dated as of February 11, 2004 and delivered by Financial Security Assurance Inc. (the “Insurer”).

10.1	Purchase Agreement, dated as of February 4, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Trust, as Purchaser.

10.2	Indemnification Agreement, dated as of February 4, 2004, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

23.1	Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.